BYLAWS
                                       OF
                          GREER BANCSHARES CORPORATION


                                                                                                                Page





ARTICLE I.OFFICES 4

         Section 1.1       Business Office........................................................................4
                           ---------------

         Section 1.2       Registered Office......................................................................4
                           -----------------


ARTICLE II.SHAREHOLDERS                                                                                           4

         Section 2.1       Annual Meeting.........................................................................4
                           --------------

         Section 2.2       Special Meetings.......................................................................4
                           ----------------

         Section 2.3       Place of Meeting; Conduct of Meeting...................................................6
                           ------------------------------------

         Section 2.4       Notice of Meeting......................................................................6
                           -----------------

         Section 2.5       Fixing of Record Date..................................................................7
                           ---------------------

         Section 2.6       Shareholder List.......................................................................8
                           ----------------

         Section 2.7       Quorum and Voting Requirements.........................................................8
                           ------------------------------

         Section 2.8       Increasing Either Quorum or Voting Requirements........................................9
                           -----------------------------------------------

         Section 2.9       Proxies..............................................................................10
                           -------

         Section 2.10      Voting of Shares; Polls...............................................................10
                           -----------------------

         Section 2.11      Corporation's Acceptance of Votes.....................................................10
                           ---------------------------------

         Section 2.12      Informal Action by Shareholders.......................................................11
                           -------------------------------

         Section 2.13      Notice of Shareholder Nominations.....................................................12
                           ---------------------------------

         Section 2.14      Procedures for Submission of Shareholder Proposals at Annual Meeting..................13
                           --------------------------------------------------------------------

         Section 2.15      Shareholders' Rights to Inspect Corporate Records.....................................14
                           -------------------------------------------------

         Section 2.16      Financial Statements Shall be Furnished to the Shareholders...........................15
                           -----------------------------------------------------------

         Section 2.17      Dissenters' Rights....................................................................16
                           ------------------


ARTICLE III.BOARD OF DIRECTORS                                                                                   16

         Section 3.1       General Powers........................................................................16
                           --------------

         Section 3.2       Number, Tenure and Qualifications of Directors........................................16
                           ----------------------------------------------

         Section 3.3       Regular Meetings......................................................................16
                           ----------------

         Section 3.4       Special Meetings......................................................................17
                           ----------------

         Section 3.5       Notice of Special Meeting.............................................................17
                           -------------------------

         Section 3.6       Director Quorum.......................................................................17
                           ---------------

         Section 3.7       Manner of Acting......................................................................17
                           ----------------

         Section 3.8       Establishing a "Supermajority" Quorum or Voting Requirement...........................18
                           -----------------------------------------------------------

         Section 3.9       Action Without a Meeting..............................................................19
                           ------------------------

         Section 3.10      Removal of a Director.................................................................19
                           ---------------------

         Section 3.11      Vacancies.............................................................................19
                           ---------

         Section 3.12      Compensation..........................................................................19
                           ------------

         Section 3.13      Committees............................................................................20
                           ----------


ARTICLE IV.OFFICERS                                                                                              21

         Section 4.1       Number................................................................................21
                           ------

         Section 4.2       Appointment and Term of Office........................................................21
                           ------------------------------

         Section 4.3       Removal...............................................................................21
                           -------

         Section 4.4       The President.........................................................................21
                           -------------

         Section 4.5       The Vice-Presidents...................................................................22
                           -------------------

         Section 4.6       The Secretary.........................................................................22
                           -------------

         Section 4.7       The Treasurer.........................................................................22
                           -------------

         Section 4.8       Assistant Secretaries and Assistant Treasurers........................................22
                           ----------------------------------------------

         Section 4.9       Salaries..............................................................................23
                           --------


ARTICLE V. INDEMNIFICATION OF DIRECTORS, OFFICERS, AGENTS, AND EMPLOYEES                                         23

         Section 5.1       Indemnification of Directors..........................................................23
                           ----------------------------

         Section 5.2       Advance Expenses for Directors........................................................23
                           ------------------------------

         Section 5.3       Other Employees and Agents............................................................23
                           --------------------------

         Section 5.4       Nature of Right to Indemnification....................................................23
                           ----------------------------------

         Section 5.5       Request for  Indemnification;  Determination of Entitlement  Thereto; When Paid.......24
                           -------------------------------------------------------------------------------

         Section 5.6       Right of Action; No Presumption.......................................................24
                           -------------------------------

         Section 5.7       Binding Effect on the Corporation.....................................................24
                           ---------------------------------

         Section 5.8       No Challenge to Validity..............................................................24
                           ------------------------

         Section 5.9       Nonexclusivity........................................................................24
                           --------------

         Section 5.10      Severability..........................................................................25
                           ------------

         Section 5.11      Notices...............................................................................25
                           -------


ARTICLE VI.CERTIFICATES FOR SHARES AND THEIR TRANSFER                                                            25

         Section 6.1      Certificates for Shares................................................................25
                          -----------------------

         Section 6.2       Registration of the Transfer of Shares................................................26
                           --------------------------------------

         Section 6.3       Restrictions on Transfer of Shares Permitted..........................................26
                           --------------------------------------------

         Section 6.4       Acquisition of Shares.................................................................27
                           ---------------------


ARTICLE VII.DISTRIBUTIONS                                                                                        27

         Section 7.1       Distributions.........................................................................27
                           -------------


ARTICLE VIII.CORPORATE SEAL                                                                                      27

         Section 8.1       Corporate Seal........................................................................27
                           --------------


ARTICLE IX.EMERGENCY BYLAWS                                                                                      28

         Section 9.1       Emergency Bylaws......................................................................28
                           ----------------


ARTICLE X.AMENDMENTS                                                                                             29

         Section 10.1      Amendments............................................................................29
                           ----------

                                   ARTICLE I.
                                     OFFICES

                   Section 1.1          Business Office.
                                        ---------------

                  The original principal office of the corporation shall be within the State of South Carolina and shall be located in Greenville County. The board of directors may change the location of the principal office. The corporation shall maintain at its principal office a copy of certain records, as specified in ss. 2.15 of Article II. The corporation may have such other offices, either within or without the State of South Carolina, as the board of directors may designate or as the business of the corporation may require.

                  Section 1.2           Registered Office.
                                        -----------------

                  The registered office of the corporation, required by ss. 33-5-101, of the South Carolina Business Corporation Act of 1988 (the "Act") may be, but need not be, identical with the principal office in the State of South Carolina, and the address of the registered office may be changed from time to time.


                                   ARTICLE II.
                                  SHAREHOLDERS

                  Section 2.1           Annual Meeting.
                                        --------------

                  The annual meeting of the shareholders shall be held on such date as may be designated by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. No other matters may be brought before the meeting by any shareholder unless written notice of such matters, together with an adequate description thereof, shall have been provided to the corporation in compliance with ss. 2.13 or ss. 2.14.

                  Section 2.2           Special Meetings.
                                        ----------------

                  (a) Special meetings of the shareholders, for any purpose or purposes, described in the meeting notice (which may be limited to one or more specific purpose), may be called by the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting. Only such business shall be conducted at a special shareholder meeting as shall have been brought before such meeting pursuant to the corporation's notice of meeting given in accordance with ss. 2.4.

                  (b) In order that any demand or request of a shareholder or shareholders for a special meeting of shareholders contemplated by ss. 2.2(a) be validly and effectively made, such shareholder or shareholders and such demand or request must comply with the following procedures:

                  (1) Any shareholder seeking to request or demand, or to have the shareholders request or demand, a special meeting shall first, by written notice to the Secretary of the corporation, request the board of directors to fix a record date, pursuant to ss. 2.5 hereof, for the purpose of determining the shareholders entitled to request the special meeting. The board of directors shall promptly, but in all events within 10 days after the date upon which such a request is received, fix such a record date. Every request to fix a record date for determining the shareholders entitled to request a special meeting shall be in writing and shall set forth the purpose or purposes for which the special meeting is requested, the name and address, as they appear in the corporation's books, of each shareholder making the request and the class and number of shares of the corporation which are owned of record by each such shareholder, and shall bear the signature and date of signature of each such shareholder.

                  In the event of the delivery to the corporation of any request(s) or demand(s) by shareholders with respect to a special meeting, and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of performing a prompt ministerial review of the validity of the request(s), demand(s) and/or revocation(s).

                  (2) No request or demand with respect to calling a special meeting of shareholders shall constitute a valid and effective shareholder request or demand for a special meeting (i) unless (A) within 60 days of the record date established in accordance with ss. 2.2(b)(1), written requests or demands signed by shareholders of record representing a sufficient number of shares as of such record date to request or demand a special meeting pursuant to ss. 2.2(a) are delivered to the Secretary of the corporation and (B) each request or demand is made in accordance with and contains the information required by ss. 2.14(b)(2) as if such request or demand were a proposal to conduct business at an annual meeting of the corporation as provided for therein and (ii) until such date as the independent inspectors engaged in accordance with this ss. 2.2(b)(2) certify to the corporation that the requests or demands delivered to the corporation in accordance with clause (i) of this ss. 2.2(b)(2) represent at least the minimum number of shares that would be necessary to request such a meeting pursuant to ss. 2.2(a).

                  (c) If the corporation determines that a shareholder or shareholders have satisfied the notice, information and other requirements specified in ss. 2.2(b)(2)(i), then the board of directors shall adopt a resolution calling a special meeting of the shareholders and fixing the record date therefor for the purpose of determining the shareholders entitled to notice of and to vote at such special meeting. Notice of such special meeting shall be provided in accordance with ss. 2.4(a), provided that such notice shall be given within 30 days (or such longer period as from time to time may be permitted by law) after the date valid and effective request(s) or demand(s) for such special meeting is (or are) delivered to the corporation in accordance with ss. 2.2(b)(2)(i).

                  (d) In fixing a meeting date for the special meeting of shareholders, the board of directors may consider such factors as it deems relevant within the good faith exercise of its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding the request, and any plan of the board of directors to call a special or annual meeting of shareholders for the conduct of related business, provided that such date shall be determined in accordance with ss. 2.4(a) hereof.

                  (e) Nothing contained in this ss. 2.2(b) shall in any way be construed to suggest or imply that the board of directors or any shareholder shall not be entitled to contest the validity of any request or demand or revocation thereof, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

                  Section 2.3           Place of Meeting; Conduct of Meeting.
                                        ------------------------------------

                  The board of directors may designate any place as the place of meeting for any annual or special meeting of the shareholders, which may be either within or without the State of South Carolina. If no designation is made, the place of meeting shall be the principal office of the corporation. Every meeting of shareholders shall be chaired by the Chairman of the board of directors, or, in the absence thereof, such person as the Chairman of the board of directors shall appoint, or, in the absence thereof or in the event that the Chairman of the board of directors shall fail to make such appointment, such person as shall be appointed by vote of the Nominating Committee of the board of directors, or, in the absence thereof or in the event that such Committee fails to make such appointment, any officer of the corporation elected by the board of directors.

                  Section 2.4           Notice of Meeting.
                                        -----------------

                  (a)      Required Notice.
                           ---------------

                  Written notice stating the place, day and hour of any annual or special shareholder meeting shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president or the board of directors. Only the president or the board of directors shall have the authority to set the place, day and hour of any special meeting. Such notice shall be given to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Act or the articles of incorporation to receive notice of the meeting.

                  Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee, (3) when received, or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed, to an address other than that shown in the corporation's current record of shareholders.

                  Any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders called by the board of directors may be canceled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of shareholders.

                  (b)      Adjourned Meeting.
                           -----------------

                  If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place, if the new date, time and place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is, or must be, fixed (see ss. 2.5 of this Article II) then notice must be given pursuant to the requirements of paragraph (a) of this ss. 2.4, to those persons who are shareholders as of the new record date.

                  (c)      Waiver of Notice.
                           ----------------

                  The shareholders may waive notice of the meeting (or any notice required by the Act, articles of incorporation, or bylaws), by a writing signed by the shareholders entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

                  A shareholder's attendance at a meeting:

                  (1) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

                  (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

                  (d)      Contents of Notice.
                           ------------------

                  The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this ss. 2.4(d), or as provided in the corporation's articles, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

                  If a purpose of any shareholder meeting is to consider either:
(1) a proposed amendment to the articles of incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all or substantially all of the corporation's property; (4) the adoption, amendment or repeal of a bylaw; (5) dissolution of the corporation; or, (6) removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) articles of amendment; (2) plan of merger or share exchange;
(3) transaction for disposition of all the corporation's property; or (4) bylaw proposal. If the proposed corporation action creates dissenters' rights, the notice must state that shareholders are, or may be, entitled to assert dissenters' rights, and must be accompanied by a copy of Chapter 13 of the Act. If the corporation issues, or authorizes the issuance of, shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to all the shareholders the number of shares authorized or issued, and the consideration received with or before the notice of the next shareholder meeting. Likewise, if the corporation indemnifies or advances expenses to a director (pursuant to ss. 33-16-210 of the Act) this shall be reported to all the shareholders with or before notice of the next shareholder's meeting.

                  Section 2.5           Fixing of Record Date.
                                        ---------------------

                  For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

          (a) With respect to an annual shareholders' meeting or any special shareholders' meeting called by the board or any person specifically authorized by the board or these bylaws to call a meeting, the day before the first notice is delivered to shareholders;

          (b) With respect to a special shareholders' meeting demanded by the shareholders, the date the first shareholder signs the demand;

          (c) With respect to the payment of a share dividend, the date the board authorizes the share dividend;

          (d) With respect to actions taken in writing without a meeting, the date the first shareholder signs a consent; and

          (e) With respect to a distribution to shareholders (other than one involving purchase or reacquisition of shares), the date the board authorizes the distribution. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

                  Section 2.6           Shareholder List.
                                        ----------------

                  The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group, if such exists, and within each voting group by class or series of shares. The shareholders' list must be available for inspection by any shareholder, beginning on the date on which notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent or attorney is entitled on written demand to inspect, and subject to the requirements of ss. 2.15 of this
Article II, to copy the list at his expense during regular business hours, and during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

                  Section 2.7           Quorum and Voting Requirements.
                                        ------------------------------

                  (a) General. Unless the articles of incorporation, a bylaw adopted pursuant to ss. 2.8 of this Article II, or the Act provide otherwise, the presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business.

                  (b) Voting Groups. If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation, a bylaw adopted pursuant to ss. 2.8 of this Article II, or the Act provide otherwise, the presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares of such separate voting group then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business.

                  If the articles of incorporation or the Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

                  (c) Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set under the Act for the adjourned meeting. If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, a bylaw adopted pursuant to ss. 2.8 of this Article II, or the Act require a greater number of affirmative votes.

                  (d) Adjournment. The Chairman of the meeting or a majority of the shares represented at the meeting in person or by proxy and entitled to vote thereat may adjourn the meeting from time to time, whether or not there is a quorum, unless otherwise proscribed by law. The shareholders present at a duly called meeting at which a quorum is present, and at any adjournment thereof, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                  Section 2.8   Increasing Either Quorum or Voting Requirements.
                                -----------------------------------------------

                  For purposes of this ss. 2.8 a "supermajority" quorum is a requirement that more than a majority of the votes of the voting group be present to constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of the affirmative votes of a voting group at a meeting.

                  The shareholders, but only if specifically authorized to do so by the articles of incorporation, may adopt, amend or delete a bylaw which fixes a "supermajority" quorum or "supermajority" voting requirement.

                  The adoption or amendment of a bylaw that adds, changes, or deletes a "supermajority" quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

                  A  bylaw  that  fixes  a  "supermajority"   quorum  or  voting
requirement for shareholders may not be adopted, amended, or repealed by the board of directors.

                  Section 2.9            Proxies.
                                         -------

                  At all meetings of shareholders, a shareholder may vote in person, or vote by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be dated and filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. Unless a time of expiration is otherwise specified, a proxy is valid for eleven months. A proxy is revocable unless executed in compliance with ss. 33-7-220(d) of the Act, or any succeeding statute of like tenor and effect.

                  Section 2.10          Voting of Shares; Polls.
                                        -----------------------

                  Unless otherwise provided in the articles of incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

                  Absent special circumstances, outstanding shares of the corporation are not entitled to vote if they are owned directly or indirectly by another corporation in which this corporation owns a majority of the shares entitled to vote for the election of directors of the other corporation; provided, however, this provision shall not limit the power of this corporation to vote its own shares held by it in a fiduciary capacity.

                  Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

                  At any meeting of shareholders, the Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting.

                  Section 2.11          Corporation's Acceptance of Votes.
                                        ---------------------------------

                  (a) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholders.

                  (b) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

          (1) the shareholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

          (2) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (3) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (4) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment;

          (5) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

                  (c) The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                  (d) The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                  (e) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

                  Section 2.12 Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and are delivered to the corporation for inclusion in the minute book. If the act to be taken requires that notice be given to non-voting shareholders, the corporation shall give the non-voting shareholders written notice of the proposed action at least 10 days before the action is taken, which notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a meeting vote and may be described as such in any document. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received by the corporation, a written consent or consents signed by all the shareholders entitled to vote on such corporate action are delivered to the corporation.

                  Section 2.13 Notice of Shareholder Nominations. (a) Only persons who are nominated in accordance with the procedures set forth in this ss. 2.13 shall be eligible for election as directors of the corporation. Nomination of persons for election to the board of directors of the corporation may be made at a meeting of shareholders (i) by or at the direction of the board of directors or (ii) by any shareholder of the corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this ss. 2.13.

                  (b) All nominations by shareholders shall be made pursuant to timely notice in proper written form to the Secretary of the corporation.

                           (1)          To be timely,  a  shareholder's   notice
shall be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the 30th day nor earlier than the close of business on the 60th day prior to the annual meeting of shareholders at which directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the board of directors. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. For purposes of this ss. 2.13, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to ss. 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (2)          To  be  in  proper  written  form,  such
shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such Person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address, as they appear on the corporation's books, of such shareholder and such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

                  (c) At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

                  (d) In the event that a shareholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors, who shall not be affiliated with the corporation, to determine whether a shareholder has complied with this ss. 2.13. If the inspectors shall determine that a shareholder has not complied with this ss. 2.13, the inspectors shall direct the Chairman of the meeting to declare to the meeting that the nomination was not made in accordance with the procedures prescribed by the By-Laws of the corporation, and the Chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                  (e) Notwithstanding the foregoing provisions of this ss. 2.13, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this 2.13.

                  (f) Nothing in this ss. 2.13 shall be deemed to affect any rights of holders of any series of Preferred Stock to elect directors under specified circumstances.

                  Section 2.14 Procedures for Submission of Shareholder Proposals at Annual Meeting.
                                  ----------------------------------------

                  (a) At any annual meeting of the shareholders of the corporation, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the board of directors or (ii) by any shareholder of the corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this ss. 2.14.

                  (b) For business properly to be brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in proper written form to the Secretary of the corporation and such other business must otherwise be a proper matter for shareholder action.

     (1) To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. For purposes of this ss. 2.14, "Public announcement" shall have the same meaning as set forth in ss. 2.13.

     (2) To be in proper written form, a shareholder's notice to the Secretary shall set forth in writing as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the shareholder and such beneficial owner and (iv) any material interest of the shareholder and such beneficial owner in such business.

                  (c) Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this ss. 2.14. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this ss. 2.14, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  (d) Notwithstanding the foregoing provisions of this ss. 2.14, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this ss. 2.14. Nothing in this ss. 2.14 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

               Section 2.15   Shareholders' Rights to Inspect Corporate Records.
                              -------------------------------------------------

                  (a)      Minutes and Accounting Records.
                           ------------------------------

                  The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation. The corporation shall maintain appropriate accounting records.

                  (b) Absolute Inspection Rights of Records Required at Principal Office.
                           -------------------------------------------------

                  If he gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, a shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal office:

                  (1) its articles or restated articles of incorporation and all amendments to them currently in effect;

                  (2) its bylaws or restated bylaws and all amendments to them currently in effect;

                  (3) resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

                  (4)      the  minutes  of all   shareholders'  meetings,   and
                           records of all action taken by shareholders without a meeting, for the past 10 years;

                  (5) all written communications to shareholders generally within the past three years, including the financial statements furnished for the past three years to the shareholders;

                  (6) a list of the names and business addresses of its current directors and officers;

                  (7) its most recent annual report delivered to the South Carolina Tax Commission; and

                  (8) if the shareholder owns at least one percent of any class of shares, he may inspect and copy federal and state income tax returns for the last 10 years.

                  (c)      Conditional Inspection Right.
                           ----------------------------

     In addition, if he gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, he describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose, a shareholder of a corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  (1) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under paragraph (a) of this ss. 2.14;

                  (2)      accounting records of the corporation; and

                  (3) the record of shareholders (compiled no earlier than the date of the shareholder's demand).

                  (d)      Copy Costs.
                           ----------

                  The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

                  Section 2.16 Financial Statements Shall be Furnished to the Shareholders.
                                  ----------------------------------------------

                  (a) The corporation shall furnish its shareholders annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of changes in shareholders' equity for the year unless that information appears elsewhere in the financial statements. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements for the shareholders also must be prepared on that basis.

                  (b) If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

                  (1) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

                  (2) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

                  (c) A corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest financial statements.

                  Section 2.17          Dissenters' Rights.
                                        ------------------

                  Each shareholder shall have the right to dissent from, and obtain payment for, his shares when so authorized by the Act, articles of incorporation, these bylaws, or in a resolution of the board of directors.

                                  ARTICLE III.
                               BOARD OF DIRECTORS

                  Section 3.1           General Powers.
                                        --------------

                  Unless the articles of incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

                  Section 3.2    Number, Tenure and Qualifications of Directors.
                                 ----------------------------------------------

                  The number of directors of the corporation shall be the number designated by the directors at their initial or organizational meeting. Thereafter, the number of directors may be increased or decreased by action of the board or shareholders at any board meeting or annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of South Carolina or shareholders of the corporation unless so required by the articles of incorporation or applicable law.

                  Section 3.3           Regular Meetings.
                                        ----------------

                  A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

                  Section 3.4           Special Meetings.
                                        ----------------

                  Unless otherwise provided in the articles, special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or a majority of the board of directors. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

                  Section 3.5           Notice of Special Meeting.
                                        -------------------------

                  Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile or similar transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least 72 hours before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile or similar transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twenty-four (24) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.



                  Section 3.6           Director Quorum.
                                        ---------------

                  A majority of the number of directors in office immediately before the meeting begins shall constitute a quorum for the transaction of business at any meeting of the board of directors. Any amendment to this quorum requirement is subject to the provisions of ss. 3.8 of this Article III.

                  Section 3.7           Manner of Acting.
                                        ----------------

                  (a)      Required Vote.
                           -------------

                  The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors unless the articles of incorporation require a greater percentage. Any amendment which changes the number of directors needed to take action, is subject to the provisions of ss. 3.8 of this Article III.

                  (b)      Telephone Meeting.
                           -----------------

                  Any or all directors may  participate  in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                  (c)      Failure to Object to Action.
                           ---------------------------

                  A  director  who is  present  at a  meeting  of the  board  of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

                  Section 3.8 Establishing a "Supermajority" Quorum or Voting Requirement.
                                 -----------------------------------------------

                  For purposes of this ss. 3.8, a "supermajority" quorum is a requirement that more than a majority of the directors in office constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of those directors present at a meeting at which a quorum is present to be the act of the directors.

                  A bylaw that fixes a supermajority quorum or supermajority voting requirement may be amended or repealed:

                  (1)      if originally  adopted by the shareholders,  only  by
                           the shareholders  (unless otherwise provided by   the
                           shareholders);

                  (2)      if  originally  adopted by  the  board  of directors,
                           either by the   shareholders  or  by  the  board   of
                           directors.

                  A bylaw adopted or amended by the shareholders that forms a supermajority quorum or supermajority voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

                  Subject to the provisions of the preceding paragraph, action by the board of directors to adopt, amend, or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

                  Section 3.9           Action Without a Meeting.
                                        ------------------------

                  Action required or permitted by the Act to be taken at a board of directors' meeting may be taken without a meeting if the action is assented to by all members of the board.

                  The action may be evidenced by one or more written consents describing the action taken, signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken. Action evidenced by written consents under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

                  Section 3.10          Removal of a Director.
                                        ---------------------

                  The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause, unless provided otherwise by the corporation's articles of incorporation. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. A director may be removed for cause only if the number of votes cast to remove him exceeds the number of votes cast not to remove him. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to reelect the director under cumulative voting is voted against such removal.

                  Section 3.11          Vacancies.
                                        ---------

                  Unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy. During such time that the shareholders fail or are unable to fill such vacancies then and until the shareholders act:

                  (a)      the board of directors may fill the vacancy; or

                  (b) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

                  If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

                  A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

                  The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

                  Section 3.12          Compensation.
                                        ------------

                  Unless otherwise provided in the articles, by resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

                  Section 3.13          Committees.
                                        ----------

                  (a)      Creation of Committees.
                           ----------------------

                  Unless the articles of incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them or the president, if so delegated by the board, may appoint members to serve on committees created by the board. Each committee must have two or more members, who serve at the pleasure of the board of directors.

                  (b)      Selection of Members.
                           --------------------

                  The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the articles of incorporation to take such action (or, if not specified in the articles, the numbers required by ss. 3.7 of this Article III to take action).

                  (c)      Required Procedures.
                           -------------------

                  ss.ss.  3.4,  3.5,  3.6, 3.7, 3.8 and 3.9 of this Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

                  (d)      Authority.
                           ---------

                  Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                    (1)  authorize distributions;

                    (2) approve or propose to shareholders action that the Act requires be approved by shareholders;

                    (3) fill vacancies on the board of directors or on any of its committees;

                    (4) amend the articles of incorporation pursuant to the authority of directors;

                    (5)  adopt, amend, or repeal bylaws;

                    (6) approve a plan of merger not requiring shareholder approval;

                    (7) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or

                    (8) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

                                   ARTICLE IV.
                                    OFFICERS

                  Section 4.1           Number.
                                        ------

                  The officers of the corporation shall be a president, a secretary, and a treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

                  Section 4.2           Appointment and Term of Office.
                                        ------------------------------

                  The officers of the corporation shall be appointed by the board of directors for a term as determined by the board of directors. (The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term.) If no term is specified, they shall hold office until they resign or die, or until they are removed in the manner provided in ss. 4.3 of this Article IV.

                  Section 4.3           Removal.
                                        -------

                  Unless appointed by the shareholders, any officer or agent may be removed by the board of directors at any time, with or without cause. Any officer or agent appointed by the shareholders may be removed by the shareholders with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

                  Section 4.4           The President.
                                        -------------

                  The president shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the board of directors, unless a Chairman of the board of directors shall have been designated by the board. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

                  Section 4.5           The Vice-Presidents.
                                        -------------------

                  If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice president (or, in the event there be more than one vice-president, the vice-presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. (If there is no vice-president, then the treasurer shall perform such duties of the president.) Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the board of directors; and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors.

                  Section 4.6           The Secretary.
                                        -------------

                  The secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the corporation and if there is a seal of the corporation, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (f) sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors.

                  Section 4.7           The Treasurer.
                                        -------------

                  The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the board of directors and (c) in general perform all of the duties incident to the office of treasurer and such duties as from time to time may be assigned to him by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

                  Section 4.8    Assistant Secretaries and Assistant Treasurers.
                                 ----------------------------------------------

                  The assistant secretaries, when authorized by the board of directors, may sign with the president or a vice-president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

                  Section 4.9           Salaries.
                                        --------

                  The salaries of the officers shall be fixed from time to time by the board of directors.

                                   ARTICLE V.
                            INDEMNIFICATION OF DIRECTORS,
                           OFFICERS, AGENTS, AND EMPLOYEES

                  Section 5.1         Indemnification of Directors and Officers.
                                      -----------------------------------------

                  The corporation shall indemnify any individual made a party to a proceeding because he is or was a director of the corporation against liability incurred in the proceeding to the fullest extent permitted by law.

                  Section 5.2       Advance Expenses for Directors and Officers.
                                    -------------------------------------------

                  The corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding to the fullest extent permitted by law.

                  Section 5.3 Other Employees and Agents. In addition to any indemnification required by law, the corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the corporation to the fullest extent of the provisions of this By-Law with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

                  Section 5.4 Nature of Right to Indemnification. The right to indemnification conferred in this By-Law shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within 30 days after the receipt by the corporation of a statement or statements from the claimant requesting such advances from time to time; provided, however, that the payment of such expenses, incurred by a person to whom indemnification is or may be available under this By-Law, in advance of the final disposition of a proceeding shall be made only pursuant to Section 33-8-530 of the Act, or such successor provision as may be in effect from time to time.

                  Section 5.5 Request for Indemnification; Determination of Entitlement Thereto; When Paid. To obtain indemnification under this By-Law, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this ss. 5.5, a determination with respect to the claimant's entitlement thereto shall be made in accordance with ss. 33-8-550 of the Act, or such successor provision as may be in effect from time to time. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

                  Section 5.6 Right of Action; No Presumption. If a claim under ss. 5.1, 5.2 or 5.3 of this By-Law is not paid in full by the corporation within thirty days after a written claim pursuant to ss. 5.5 of this By-Law has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim to the extent permitted by law. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the requirements of ss. 33-8-530 of the Act, or any successor provision thereto that may be in effect from time to time, have been complied with) that the claimant has not met the standard of conduct which makes it permissible under the Act for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, special counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Act, nor an actual determination by the corporation (including its board of directors, special counsel or shareholders) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met the applicable standard of conduct.

                  Section 5.7 Binding Effect on the Corporation. If a determination shall have been made pursuant to ss. 5.5 of this By-Law that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to ss. 5.6 of this By-Law.

                  Section 5.8 No Challenge to Validity. The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to ss.
5.6 of this By-Law that the procedures and presumptions of this By-Law are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this By-Law.

                  Section 5.9 Nonexclusivity. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this By-Law shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the articles of incorporation, By-Laws, agreement, vote of shareholders or directors or otherwise. No repeal or modification of this By-Law shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

                  Section 5.10 Severability. If any provision or provisions of this By-Law shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this By-Law (including, without limitation, each portion of any Section of this By-Law containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this By-Law (including, without limitation, each such portion of any Section of this By-Law containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  Section 5.11 Notices. Any notice, request or other communication required or permitted to be given to the corporation under this By-Law shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the corporation and shall be effective only upon receipt by the Secretary.

                                   ARTICLE VI.
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

                  Section 6.1           Certificates for Shares.
                                        -----------------------

                  (a)      Content.
                           -------

                  Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of South Carolina; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the president or a vice-president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                  (b)      Legend as to Class or Series.
                           ----------------------------

                  If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                  (c)      Shareholder List.
                           ----------------

                  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                  (d)      Transferring Shares.
                           -------------------

                  All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

                  Section 6.2           Registration of the Transfer of Shares.
                                        --------------------------------------

                  Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Subject to the provisions of ss. 33-7-300(d) of the Act (relating to shares held in a voting trust), and unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                  Section 6.3      Restrictions on Transfer of Shares Permitted.
                                   --------------------------------------------

                  The board of directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

                  A restriction on the transfer or registration of transfer of shares may be authorized:

                    (a)  to  maintain  the  corporation's   status  when  it  is
                         dependent   on   the   number   or   identity   of  its
                         shareholders;

                    (b)  to   preserve   exemptions   under   federal  or  state
                         securities law;

                    (c)  for any other reasonable purpose.

                  A restriction on the transfer or registration of transfer of shares may:

                    (a) obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

                    (b)  obligate the corporation or other persons  (separately,
                         consecutively,   or   simultaneously)  to  acquire  the
                         restricted shares;

                    (c) require the corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable;

                    (d) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

                  A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

                  Section 6.4           Acquisition of Shares.
                                        ---------------------

                  The   corporation  may  acquire  its  own  shares  and  unless
otherwise provided in the articles of incorporation, the shares so acquired constitute authorized but unissued shares.

                  If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation, which amendment shall be adopted by the shareholders or the board of directors without shareholder action. The article of amendment must be delivered to the Secretary of State and must set forth:

                    (a)  the name of the corporation;

                    (b) the reduction in the number of authorized shares, itemized by class and series; and

                    (c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares.

                                  ARTICLE VII.
                                  DISTRIBUTIONS

                  Section 7.1           Distributions.
                                        -------------

                  The board of directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by applicable law and in the corporation's articles of incorporation.

                                  ARTICLE VIII.
                                 CORPORATE SEAL

                  Section 8.1           Corporate Seal.
                                        --------------

                  The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, South Carolina as the state of incorporation, and the words "Corporate Seal."

                                   ARTICLE IX.
                                EMERGENCY BYLAWS

                  Section 9.1           Emergency Bylaws.
                                        ----------------

                  Unless the articles of incorporation provide otherwise, the following provisions of this Article IX, ss. 9.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the corporation's directors cannot be readily assembled because of some catastrophic event.

                  During such emergency:

                  (a)      Notice of Board Meetings.
                           ------------------------

                  Any one member of the board of directors or any one of the following officers: president, any vice-president, secretary, or treasurer, may call a meeting of the board of directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

                  (b)      Temporary Directors and Quorum.
                           ------------------------------

                  One or more officers of the corporation present at the emergency board meeting, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Article III ss. 3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

                  (c)      Actions Permitted to Be Taken.
                           -----------------------------

                  The board may as constituted in paragraph (b), and after notice as set forth in paragraph (a):

                  (1)      Officer's Powers.
                           ----------------

                           Prescribe emergency powers to any officer of the corporation;

                  (2)      Delegation of any Power.
                           -----------------------

                           Delegate to any  officer or  director,  any  of   the
                           powers of the board of directors;

                  (3)      Lines of Succession.
                           -------------------

                           Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  (4)      Relocate Principal Place of Business.
                           ------------------------------------

                          Relocate the principal place of business, or designate successive or simultaneous principal places of business;

                  (5)      All Other Action.
                           ----------------

                           Take  any  other  action,  convenient,   helpful,  or
                           necessary   to   carry   on  the   business   of  the
                           corporation.

                                   ARTICLE X.
                                   AMENDMENTS

                  Section 10.1          Amendments.
                                        ----------

                  The corporation's board of directors may amend or repeal any of the corporation's bylaws unless:

                    (a) the articles of incorporation or the Act reserve this power exclusively to the shareholders in whole or in part; or

                    (b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

                    (c) the bylaw either establishes, amends, or deletes, a supermajority shareholder quorum or voting requirement (as defined in ss. 2.8).

                  Notwithstanding the foregoing, no amendments may be made to the corporation's bylaws by the board of directors unless such amendments are proposed at a meeting of the board of directors prior to the meeting at which such amendments are adopted.

                  Any amendment which changes the voting or quorum requirement for the board must comply with Article III ss. 3.8, and for the shareholders, must comply with Article II ss. 2.8.

                  The corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors. Any notice of a meeting of shareholders at which bylaws are to be adopted, amended, or repealed shall state that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of bylaws and contain or be accompanied by a copy or summary of the proposal.